Exhibit 99.1

Corporate Overview NASDAQ: ABVC 2024

2 Forward Looking Statements This presentation contains summary information about ABVC BioPharma, Inc . (“ABVC”) as of the date hereof . The information in this presentation is of general background and contains an overview and summary of certain data selected by the management of ABVC . It does not purport to be complete . This presentation is not a prospectus, disclosure document or offering document under the law of any jurisdiction . It is for informational purposes only . This presentation is not investment or financial product advice (nor tax, accounting or legal advice) and is not intended to be used for the basis of making an investment decision . A recipient must make their own independent investigations, consideration and evaluation of ABVC and the offer and ABVC recommends that investors should obtain their own professional advice before making any investment decisions in the company . This investor presentation shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction . No registered offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933 , as amended . This document has been prepared based on information available at the time of presentation . No representation or warranty, express or implied, is made as to the fairness, accuracy or completeness of the information, opinions and conclusions contained in this presentation or any omission from this presentation or of any other written or oral information or opinions provided now or in the future to any person . While reasonable care has been taken to ensure that facts stated in this presentation are accurate and/or that the opinions expressed are fair and reasonable, no reliance can be placed for any purpose whatsoever on the information contained in this document or its completeness and there is no guarantee that any of the outcomes disclosed will occur by the time specified or at all . To the maximum extent permitted by law, neither ABVC nor their respective officers, directors, employees, advisors and agents, nor any other person, accepts any liability as to or in relation to the accuracy or completeness of the information, statements, opinions or matters (express or implied) arising out of, contained in or derived from this presentation or any omission from this presentation or of any other written or oral information or opinions provided now or in the future to any person . Some of the statements appearing in this presentation are in the nature of forward looking statements . You should be aware that such statements are predictions based on assumptions, and are subject to inherent risks and uncertainties . Those risks and uncertainties include factors and risks specific to the industry in which ABVC operates as well as general economic conditions, prevailing exchange rates and interest rates and conditions in the financial markets and other factors that are in some cases beyond ABVC's control . As a result, any or all of the ABVC’s forward - looking statements in this presentation may turn out to be inaccurate . Except as required by law, we are under no duty to update or revise any of the forward - looking statements, whether as a result of new information, future events or otherwise, after the date of this presentation . These forward - looking statements speak only as of the date of this presentation, and we assume no obligation to update or revise these forward - looking statements for any reason .

3 ABVC BioPharma Business Model Discovery Translation Commercialization x Identify promising drugs or medical devices that have successfully completed preclinical studies and/or Phase I safety studies at world - renowned research institutions x In - license compounds and devices of interest to further develop x Conduct Phase I and Phase II clinical studies to demonstrate safety and efficacy profiles x Upon successful completion of Phase II trials, ABVC seeks to out - license or sell the asset to a large pharmaceutical company x Earn royalties from licensing transactions Our Clinical Study Partners: Outcomes cannot be guaranteed; Past results are not guarantees of future results

4 Key Financial Achievements 2 : Revenue Growth : $ 117 , 142 in Q 2 2024 , up from $ 6 , 109 in Q 2 2023 . Earnings Per Share (EPS) : Improved to - $ 0 . 09 in Q 2 2024 , up 86 . 8 % from - $ 0 . 68 in Q 2 2023 . Shareholders' Equity : $ 7 . 8 million as of June 30 , 2024 . Financial and Strategic Highlights Patent and FDA Approvals : MDD and ADHD Treatments : Multiple patents received in the US, Taiwan, and Australia . Phase II trials completed for MDD ; Phase IIb trials ongoing for ADHD . Strategic Licensing Agreements 1 , 4 : Psychiatric Drug with AiBtl BioPharma, Inc .: Potential income : Up to $ 667 million . Upfront payments : $ 460 M received ( 46 M shares at $ 10 per share 3 ) in November 2023 . Potential milestone payment : $ 7 million in cash . Vitargus® Licensing with ForSeecon Eye Corporation : Potential income : Up to $ 187 million . Milestone payment received : $ 116 , 000 in June 2024 . Vitargus® was approved for the next trial phase by the Australian TGA . GMP facility construction is underway in Taiwan . Oncology Products Licensing with OncoX BioPharma, Inc .: Potential income : Up to $ 105 million . 1. Potential royalties, if products are commercialized, are included in stated potential income. 3. Stock price is based on inter nal negotiations not verified by third party. 2. Financial figures are unaudited. 4. Potential income is not guaranteed.

5 Leadership Team Uttam Yashwant Patil, PhD Chief Executive Officer and Interim CFO Leeds Chow Chief Financial O ﬃ cer 1 T. S. Jiang, PhD Chief Scientific Officer Scientific Advisory Board Management Yih - Shiou Hwang, MD, PhD Susanna Cunningham - Rundles, PhD Maurizio Fava, PhD Keith McBurnett , PhD Thomas Laughren , PhD Suspended of duties during current contract negotiations.

6 Robust & Diverse Pipeline Clinical Partners Phase III Phase II Phase I Preclinical Indication Program Vitreous Replacement Vitargus® (ABV - 1701) Ophthalmology Medical Device Major Depressive (MDD) ABV - 1504 Psychiatric Disorders New Drugs Attention - Deficit/Hyperactivity Disorder (ADHD) ABV - 1505 Depression in Cancer Patients ABV - 1601 Triple Negative Breast Cancer (TNBC) ABV - 1501 Oncology Non - Small Cell Lung Cancer (NSCLC) ABV - 1519 Myelodysplastic Syndrome (MDS) ABV - 1702 Pancreatic Cancer (combination therapy) ABV - 1703

Vitargus® for Retinal Detachment & Vitreous Hemorrhage


Retina
Vitreous Humor

Healthy Eye


Subretinal Fluid
Detached Retina
Vitreous Humor

Detached Retina

- Macular Hole
- Macular Pucker


Retina
Posterior Vitreous Detachment
Vitreous Hemorrhage
Vitreous Humor

Vitreous Hemorrhage

- Diabetic Retinopathy
- Retinal Vein Occlusion
- Vitreous Body Injury

Vitrectomy Surgery

Vitargus® *is a Vitreous substitute that could potentially be used in retinal detachment and vitreous hemorrhage surgeries to accelerate healing and eliminate the need for a second surgery*

7

Vitargus®: Solving an Unmet Need

ABVC BIOPHARMA

Key Takeaways

- Vitreous is a gel-like substance that helps the eye maintain a round shape and keeps the retina in place during and after retinal re-attachment surgery.
- **Current Vitreous substitutes** (Air, Silicone oil, Octafluoro-propane, Sulfur hexafluoride) **have disadvantages**[2, 3,4] that often lead to medical complications and additional surgeries
- **Leveraging Vitargus®, the patient does not need to remain in a face-down position and has improved visual acuity, as demonstrated in clinical trials**

1 Functions of Vitreous Substitute

- Fill up the vacant space after vitrectomy to maintain the eye shape
- Provide retina support for preventing re-detachment

2 Current Short-term Vitreous Substitutes

- Air, Octafluoropropane(C_3F_8) or Sulfur hexafluoride(SF_6)
- Readily absorbed
- **Maintaining face-down position (a week)**
- Retinal re-detachment easily

3 Current Long-term Vitreous Substitutes

- Silicone oil, Perfluoron™
- Emulsification
- **Requires a second surgery to remove**
- **Long-term implant complications**

15% of retinal re-attachment surgeries fail with silicone oil[1]

1. National Library of Medicine
2. Vitreous Substitutes: Old and New Materials in Vitreoretinal Surgery
3. Current Situation and Challenges in Vitreous Substitutes
4. Expert Reviews: Vitreous Substitutes

8

Vitargus® Total Addressable Market

~225,000 vitrectomies are performed annually in the U.S. alone[1]

$2,280 cost of Perfluoron Kit[3]
(sold by Alcon Labs and distributors)

~$500M+ Annual Market

The U.S. remains the largest market, however, the demand in Asia-Pacific represents the fastest growing market[4]

ABVC plans to develop and commercialize Vitargus® in Asia and Europe prior to seeking FDA approval

Reimbursed indication growth[1, 2]

~900k patients with diabetic retinopathy in the U.S. have "vision-threatening" retinopathy but are not eligible for vitrectomy surgery due to age, coverage, and various other factors

9

1. Vanderbilt University: Prospective Retinal and Optic Nerve Vitrectomy Evaluation Study
2. JAMA Ophthalmology
3. Grayline Medical; Medex Supply; Serfinity Medical
4. Mordor Intelligence: Vitreoretinal Survery Devices Market Size and Share Analysis

Vitargus® for Retinal Detachment & Vitreous Hemorrhage

ABVC BIOPHARMA

Vitargus® Advantages:

Best-in-Class Hydrogel Vitreous Substitute

1. Aqueous formulation for ocular injection; Gelation within 3 minutes at body temperature & removes need to lie face down
2. Raw material is hyaluronic acid, a natural substance in the body
3. Biodegradable substance eliminates the need for second surgery
4. Does not cause high intraocular pressure (low thermal expansion coefficient)
5. Able to see clearly right after the treatment

	Vitargus®	Air /Gas	Silicone Oil /Perfluoron
Face up positioning	✓	✗	✗
1- day vision recovery	✓	✗	✗
Does not require 2nd surgery	✓	✓	✗

Vitargus® is believed to be superior to current vitreous substitutes by reducing patient discomfort and need for second surgery while enabling a quick recovery

10

Results are based on internal clinical trials only; not verified by third parties

11 Vitargus®: Completed First in Human Feasibility Study 1 Key Takeaways • Vitargus® was well - tolerated with no apparent toxicity to ocular tissues • A statistically significant improvement from baseline in best corrected visual acuity (BCVA) • The optical properties of Vitargus® allowed the patients to see well and facilitated visualization of the fundus immediately following surgery. • Vitargus® sets as a stable semisolid gel adhering to the retina and maintains its position without the need of face - down positioning. 1.37 0.47 1.43 0.68 1.34 0.38 0.0 0.2 0.4 0.6 0.8 1.0 1.2 1.4 1.6 Mean Best Corrected Visual Acuity ( LogMAR ) Time Significant BCVA Improvement Over 4 Months (n=11) Retinal Detachement & Vitreous Hemorrhage Retinal Detachement (n=4) Vitreous Hemorrhage (n=7) Best Corrected Visual Acuity (BVCA) is the standard to assess visual acuity, or ‘sharpness of vision’ measured by the ability to perceive letters and numbers. The lower score indicates the ability to read further down the ETDRS Chart. 1. Retina 2019, Section IX: First - time Results of Clinical Trials, page 64 ETDRS: Early Treatment Diabetic Retinopathy Study Outcomes cannot be guaranteed; Past results are not guarantees of future results

Vitargus® Phase II Clinical Study

Initiated in March 2023, expected to be completed 2H 2024[1]

ABVC BIOPHARMA

Key Inclusion Criteria

- Uncomplicated retinal detachment, defined as the first instance of a small macular hole and retinal tears.
- Diagnosis of vitreous hemorrhage that requires vitrectomy surgery.
- BCVA (Best Corrected Visual Acuity) of 20/40 to 20/2000.
- Able to provide written informed consent, attend all scheduled visits, and comply with all study procedures.

Multi-center, randomized open-label n=40

Active Vitargus® Arm (n=20)

Enrolling 20 patients to receive Vitargus® in conjunction with a Vitrectomy

Active Comparator Arm (n=20)

Enrolling 20 patients to receive SF_6 Gas OE in conjunction with a Vitrectomy

Primary Endpoint

To assess the safety and effectiveness of the ABV-1701 OE when compared to the SF_6 Gas OE.

Key Secondary Endpoints

1. Efficacy for retinal attachment repair
2. Hydrogel degradation at day 90
3. Best Corrected Visual Acuity (BCVA) post Vitrectomy



"The unique properties of Vitargus® hold promise for its use following a vitrectomy.[2]"

-Andrew Chang, MBSS, PhD

American Academy of Ophthalmology (AAO) 2019, San Francisco

12

1. Clinicaltrials.gov (NCT05414747)
2. Retina 2019, Section IX: First-time Results of Clinical Trials, page 64

A safe in-situ procedure for Vitargus® hydrogel formation is currently being developed to avoid Serious Adverse Events (SAEs) observed during the early Phase II study in Thailand sites. outcomes cannot be guaranteed

Botanical-Based Pipeline for Psychiatric Disorders

ABVC BIOPHARMA

Developing a suite of botanical-based assets to combat rising addiction

	ABV-1504 *Major Depression Disorder (MDD)*	**ABV-1505** *Attention-Deficit/Hyperactivity Disorder (ADHD)*	**ABV-1601** *Depression in Cancer Patients*
Clinical Status	**Phase II completed**	**Phase IIa completed, Phase IIb in progress**	**Phase I initiated**
Safety	**No SAE's directly from the drug have been reported**	**No SAE's directly from the drug have been reported**	**No SAE's directly from the drug have been reported**
U.S. Addressable Patient Population	**~9 million adults** (medication-treated MDD[1])	**~11 million adults[5]**	~1.9 million newly diagnosed cancer patients / year[6] **(~247k w/ depression[7])**
U.S. Market Size	**~$12.4 billion[2]**	**~$10 billion[3,4]**	**~$342 million annually[2]**

13

1. National Library of Medicine: Major Depressive Disorder (MDD) Prevalence
2 National Library of Medicine: MDD Drug Cost Comparison
3. ADHD Statistics and Facts
4. SingleCare: 2022 ADHD Medication Costs
5. Attention Deficit Disorder Association: ADHD Facts
6. American Cancer Society: Cancer Facts & Figures 2022
7. National Library of Medicine: Prevalence of Depression in Cancer Patients
8. Past results are not guarantees of future performance

ABV-1504: Innovative Botanical Asset for MDD

IP-Protected Process

1. *Raw Materials (dry roots of Yuan Zhi)*
2. *Extraction*
3. *Purification*
4. *Isolation*
5. *Encapsulation*

No methylation process required

ABV-1504 Summary Highlights

- ABV-1504 (PDC-1421 capsule) is a single-herb botanical drug extract from the dry root of *Polygala tenuifolia* Willd
- **Safety assessment:** Demonstrated its safety with no SAEs from the completed Phase I and Phase II studies.
- **Efficacy assessment:** Demonstrated its efficacy for treating Major Depressive Disorder (MDD) patients from the Phase II clinical studies.
- **Stability at least 36 months** post encapsulation

Outcomes cannot be guaranteed; Past results are not guarantees of future results
Summary Highlights are based on internally generated data

SAEs: Serious Adverse Events

14

15 ABV - 1504 Completed Phase II Highlights MADRS: Montgomery – Åsberg Depression Rating Scale TID: Three times daily • The High - Dose group (760 mg TID) of ABV - 1504 demonstrated a clinically meaningful score in MADRS compared to the Placebo group. • Compared with prior approved Fluoxetine(Prozac) antidepressant, ABV - 1504 High - Dose demonstrated a much better MADRS score (4.1 - point reduction ) from Placebo group than that of Fluoxetine (2.3 - point reduction). • Treatment of ABV - 1504 did not increase any risks in terms of vital signs, physical exams, suicidal ideation, and suicidal behavior during treatment and follow - up period. • No severe adverse events (SAEs) occurred. • Demonstrated ABV - 1504 was safe and well - tolerated for further clinical advancement. Key Takeaways 29.43 - 7.38 - 10.81 - 13.19 27.47 - 6.42 - 7.63 - 9.21 28.55 - 5.45 - 8.70 - 9.20 -20 -10 0 10 20 30 40 Week 0 Week 2 Week 4 Week 6 Efficacy Results (Part II) MADRS Net Change - ITT Two ABV-1504 Capsules TID (n=21) One ABV-1504 Capsule TID (n=19) Placebo TID (n=20) Mean baseline MADRS 29.0 - 13.2 - 4.0 31.4 - 15.3 - 3.8 33.4 - 15.6 - 4.0 32.7 - 16.7 - 5.0 26.9 - 8.0 - 2.3 - 18.6 - 3.7 -20 0 20 Efficacy Results (Part II) MADRS Net Change Approved Antidepressants* ABV-1504 High Dose (6 wks) Vilazodone (8 wks) Levomilnacipra (8 wks) Vortioxetine (6-8 wks) Brexpiprazole (6 wks) Esketamine + AD (4 wks) *Values taken as the median of ranges collected, see appendix for detailed data ranges Baseline MADRS Score LS Mean Change from Baseline Placebo - subtracted Difference 37.4 Outcomes cannot be guaranteed; Past results are not guarantees of future results

ABVC BIOPHARMA

ABV-1504 Phase III Clinical Plan

Plans to initiate after the end of Phase II meeting with the FDA expected in 2024

Key Inclusion Criteria

- Outpatient adults 18-75 years old
- Met criteria for MDD without psychotic features as defined by the Diagnostic and Statistical Manual of Mental Disorders, Fourth Edition Test Revision (DSM-IV-TR)
- 17-item HAM-D total score ≥ 20 and CGI total score ≥ 4

Multi-National, Randomized (1:1:1), Double Blind Study n=60

- Participants to receive one 380mg ABV-1504 capsule and one placebo three times / day (TID)
- Participants to receive two 380mg ABV-1504 capsule three times / day (TID)
- Participants to receive two placebo capsules three times / day (TID)

Primary Endpoint

Change from Baseline to Week 8 on the MADRS (Montgomery-Asberg Depression Rating Scale) total score

Key Secondary Endpoints

1. HAM-D-17, CGI, SDS, and HAM-A change from baseline to Week 2, 6 and 8)
2. Percentage of responders (defined as ≥ 50% decrease from baseline in total score) in MADRS by Week 6 and 8
3. Percentage of participants in MADRS remission at Week 6 and 8 (remission defined as MADRS total Score ≤ 10)



Plant-derived treatments may be more attractive to patients with depression, who may be hesitant to take pharmaceuticals.

-Charles DeBattista, MD
Professor of Psychiatry and Behavioral Sciences, Stanford University

16

MADRS: Montgomery-Asberg Depression Rating Scale
HAM-D-17: Hamilton Rating Scale for Depression
CGI: Clinical Global Impression
SDS: Sheehan Disability Scale
HAM-A: Hamilton Rating Scale for Anxiety
Outcomes cannot be guaranteed; Past results are not guarantees of future results

17 ABV - 1505: Innovative Botanical Asset for ADHD • ABV - 1505 (PDC - 1421 capsule) is a single - herb botanical drug extract from the dry root of Polygala tenuifolia Willd • Safety assessment: Demonstrated its safety with no SAEs from the completed Phase I and Phase II (Part I) clinical studies. • Efficacy assessment: Demonstrated its efficacy for treating ADHD patients from the completed Phase II clinical studies (Part I). • IP Protection: Global patent granted including US, EU and Asian countries . IP - Protected Process Raw Materials (dry roots of Yuan Zhi) Extraction Purification Isolation Encapsulation No methylation process required 1 2 3 4 5 ABV - 1505 Summary Highlights Outcomes cannot be guaranteed; Past results are not guarantees of future results Summary Highlights are based on internally generated data

18 - 3.7 - 8.8 - 12.8 - 10.5 - 14.2 - 15.2 - 1.2 - 5.2 - 6 .0 - 7.2 - 10.5 - 10.5 - 4.8 - 14 - 18.8 - 17.7 - 24.7 - 25.7 -30 -25 -20 -15 -10 -5 0 0 1 2 3 4 5 6 7 8 Mean change from baseline Week Low - dose treatment High - dose treatment ABV - 1505 Completed Phase IIa in Adults with ADHD 1 • Mean change of ADHD - RS - IV Score from baseline to 8 weeks treatment were: • 83.3% (5/6) subjects in the ITT population and 80% (4/5) subjects in the PP population achieved an improvement of 40% or greater in ADHD Rating Scale (Primary Endpoint). • Mean change in CAARS - S:S from baseline to 8 weeks treatment were: • - 10.8 and - 15.2 (p=.0313) in the ITT population • - 10.6 and - 14.0 (p=.0625) in the PP population • No severe adverse events (SAEs)or deaths occurred. Key Takeaways PP: Per - Protocol Population ITT: Intention - to - Treat Population ITT Population Mean Change of ADHD - RS - IV Score from Baseline ADHD - RS - IV: ADHD Rating Scale - Investigator Rated CAARS:S - S: Conners’ Adult Attention - Deficit/Hyperactivity Disorder (ADHD) Rating Scale – Self Report: Short Version ITT Population Mean Change of CAARS:S - S Score from Baseline Hyperactivity - impulsivity subscale Inattention Subscale Total Scale Legend Impulsivity subscale Inattention / Memory Subscale ADHD Index Subscale Hyperactivity Subscale Self - Concept subscale Legend *P<0.05 - 1.5 - 5.7 - 12.2 - 10 - 7.8 - 10.5 0.5 - 0.2 - 3.2 - 6.2 - 5.2 - 5.2 - 4.5 - 4.2 - 11.2 - 10.8 - 10.3 - 15.2 - 1.8 1.7 - 4 - 5.7 - 3.3 - 4.7 - 2.3 - 0.3 - 8.7 - 8.2 - 8 - 10.8 -18 -16 -14 -12 -10 -8 -6 -4 -2 0 2 4 0 1 2 3 4 5 6 7 8 Mean change from baseline Week Low - dose treatment High - dose treatment * * * * * * Outcomes cannot be guaranteed; Past results are not guarantees of future results 1. ABVC BioPharma Presents ABV - 1505 Phase IIa Results at APSARD 2023

ABV-1505 Phase IIb Clinical Plan

ABVC BIOPHARMA

Initiated April 2023, expected to be completed by end of Q4-2024

The study will enroll 69 subjects initially. After 8 weeks, an interim analysis will be conducted to determine if it is necessary to enroll an additional 30 subjects

Key Inclusion Criteria

- Ability to discontinue use of psychotropic medications for the treatment of ADHD symptoms at screening
- Meet operational criteria for Adult ADHD according to the Diagnostic and Statistical Manual of Mental Disorders, 5th edition (DSM-5)
- Total score of 28 or higher of ADHD Rating Scale-Investigator Rated (ADHD-RS-IV)
- Have moderate or severe symptoms of ADHD with a score of 4 or higher in Clinical Global Impression-Severity (CGI-S) at screening

Multi-center, Randomized (1:1:1), Double-Blind, Placebo-controlled (n=99)

Participants to receive one 380mg ABV-1504 capsule and one placebo three times / day (TID)

Participants to receive one 380mg ABV-1504 capsule and one placebo three times / day (TID)

Participants to receive one 380mg ABV-1504 capsule and one placebo three times / day (TID)

Primary Endpoint

Improvement of 40% or more in ADHD Rating Scale-Investigator Rated (ADHD-RS-IV) from baseline to 8 weeks

Key Secondary Endpoints

1. Safety and incidence of Adverse Events and Serious Adverse Events
2. Symptom Remission in ADHD-RS-IV total score ≤ 18 up to 8 weeks
3. Change from baseline in ADHD-RS-IV, CAARS-S:S and E-SCT score up to 8 weeks
4. CGI-I score of 2 or lower up to 8 weeks treatment



*Based on its well-tolerated safety profile and preliminary efficacy shown in Phase IIa study, ABV-1505 has promise as a treatment for ADHD.**

-Keith McBurnett, PhD
Professor of Psychiatry at UCSF, San Francisco

*As stated at the 2023 Conference of the American Professional Society of ADHD and Related Disorders (APSARD) Poster Session

ADHD-RS-IV: ADHD Rating Scale-Investigator Rated
CAARS-S:S: Conners' Adult ADHD Rating Scale – Self Report
CGI: Clinical Global Impression
E-SCT: Empirical-Sluggish Cognitive Tempo
CGI-I: Clinical Global Impression - Improvement
Outcomes cannot be guaranteed; Past results are not guarantees of future results

19

ABVC BIOPHARMA

ABV-1601 Phase I Clinical Plan

Initiated Q3 2024, expected to be completed by end of 2025

Key Inclusion Criteria

- Confirmed diagnosis of Stage I, II, or III cancer & Histologically-proven malignancy
- Receiving or within one year of receiving cancer treatment with radiation and/or chemotherapy
- Montgomery-Åsberg Depression Rating Scale (MADRS) ≥ 20 (moderate to severe depressive symptoms)
- Duration of depressive symptoms ≥ 2 weeks by patient report.
- No active/acute suicidality requiring immediate care or psychiatric hospitalization

Single-Center, Open-Label Study (n=12)

6 participants to receive one ABV-1601 capsule three times / day (TID) for 28 days

6 participants to receive two ABV-1601 capsules three times / day (TID) for 28 days

Dose escalation

One ABV-1601 (PDC-1421) Capsule TID

Two ABV-1601 (PDC-1421) Capsules TID

Week 1 *Week 2* *Week 3* *Week 4*

Primary Endpoint

Safety, AE's, and SAE's related to ABV-1601

Score on the Therapeutic Effect subscale of the CGI Efficacy Index

Score on the Side Effects subscale of the CGI Efficacy Index

Score on FIBSER questionnaire C-SSRS rating scale

Key Secondary Endpoints

1. Change in MADRS total score and HADS total score from baseline to Week 1-5



Scott Irwin, MD, Ph.D., and the lead investigator of this study are continuing to work towards understanding the safety of ABV-1601 at similar doses in several other studies.

-Scott Irwin, MD, PhD

Professor of Psychiatry & Behavioral Neurosciences, Cedar-Sinai

20

AE's: Adverse Events
SAEs: Serious Adverse Events

CGI: Clinical Global Impression
CSSRS: Columbia-Suicide Severity Rating Scale

MADRS: Montgomery-Asberg Depression Rating Scale
HADS: Hospital Anxiety and Depression Scale

Outcomes cannot be guaranteed; Past results are not guarantees of future results

Early-Stage Oncology Pipeline Overview

Maitake API Overview: BLEX 404

- The API of our early-stage oncology portfolio is **BLEX 404, a beta-glucan characterized by a beta-1,6-linked glucose core** with beta-1,3-linked glucose branches and beta-1,3-linked glucose core with beta-1,6-linked glucose branches
- The drug substance, **BLEX 404 used for the study is the MD-fraction of *Grifola frondosa*, extracted and fractionated from mycelia and fruit bodies of Maitake mushroom.**
- The drug product BLEX 404 is formulated into an oral liquid dosage form (40 mg/mL of BLEX 404).


Maitake Mushroom Extracts
Enhancement of Anti-Tumor Effects[1]
Cancer Cells
Hep3B
HepG2
HeLa
CL 1-1
SGC-7901
Apoptosis
Proliferation
Immune Cells
NK Cells (IL-12)
Macrophages
T-cells
Clinical Studies
Metastatic Progress
Tumor marker expression
NK cell activity

1. Effect of Maitake (*Grifola frondosa*) D-Fraction on the activation of NK cells in cancer patients
API: Active Pharmaceutical Ingredient

21

22 Early - Stage Oncology Pipeline Overview (Cont.) Amelioration of chemotherapeutic side - effects 1 External Research Demonstrating Improved Cancer Symptoms with Maitake Mushroom 1 Nonrandomized clinical trial with Maitake D - Fraction 22 – 57 - year - old cancer patients (Stage II - IV cancers) 1. National Library of Medicine: Can Maitake MD - Fraction Aid Cancer Patients Cancer regression or significant symptom improvement < 10 - 20% Improvement 58.3% Liver cancer patients (11/16) 68.8% Breast cancer patients (7/12) 62.5% Lung cancer patients (5/8) Leukemia patients Stomach cancer patients Brain cancer patients

Near-Term Milestones & Use of Proceeds

Asset	Indication	1H 2024	2H 2024	1H 2025	2H 2025
Vitargus® (ABV-1701)	*Vitreous Replacement*		**Completion of Phase II Study**		**Planning Phase III**
ABV-1504	*Major Depressive Disorder (MDD)*	*IP Granted*	**Completion End-of-Phase II Meeting**		**Planning Phase III**
ABV-1505	*Attention-Deficit/Hyperactivity Disorder (ADHD)*	*IP Granted*	**Completion Phase IIb Study**		**Completion End-of-Phase II Meeting**
ABV-1601	*Depression in Cancer Patients*		**Completion Phase I Study**		**Initiation Phase II Study**
Projected Cash Burn		***~$2.2M***	***~$2.4M***	***~$2.7M***	***~$3M***

Multiple near-term clinical catalysts expected by the end of 2024

23

Outcomes cannot be guaranteed; Past results are not guarantees of future results

NASDAQ: ABVC Uttam Patil Ph. D. 44370 Old Warm Springs Blvd. Fremont, California 94538 uttam@ambrivis.com Investor Relations Contact: (845) 291 - 1291 info@ambrivis.com